                       SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                   Securities Exchange Act of 1934 (Amendment
                                     No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-13
-------------------------------------------------------------------------------

                               BROOKE CORPORATION

-------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Articles)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        4)   Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5)  Total fee paid:

        ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        1)  Amount previously paid:

        ------------------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3)  Filing Party:

        ------------------------------------------------------------------------
        4)   Date Filed:

        ------------------------------------------------------------------------

                             ----------------------
                          NOTICE OF 2002 ANNUAL MEETING
                               AND PROXY STATEMENT

                            ANNUAL MEETING TO BE HELD
                                 April 30, 2002
                             ----------------------

DEAR SHAREHOLDER:

        On behalf of our Board of Directors, I cordially invite you to attend the 2002 Annual Meeting of Shareholders of Brooke Corporation to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas on Tuesday, April 30, 2002 at 11:00 a.m. local time.

        The Notice of 2002 Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.

        Whether you own a few or many shares of stock of Brooke Corporation, it is important that your shares of stock be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                   Sincerely,


April __, 2002
                                   Michael Hess
                                   PRESIDENT

                                TABLE OF CONTENTS


                                                                                          PAGE

Notice of 2002 Annual Meeting..........................................................     1

General Information....................................................................     2

About the Meeting......................................................................     2

Proposal No. One - Election of Directors...............................................     5

Proposal No. Two - Ratification of Appointment of Independent Auditor..................    12

Proposal No. Three - Approval of Amendments to Company By-laws.........................    16

Solicitation of Proxies................................................................    17

Annual Report..........................................................................    17

Shareholder Proposals for 2002 Annual Meeting..........................................    17

Other Matters..........................................................................    17

Voting Trustees and Their Nominees.....................................................    18

Proxy/Voting Instruction Card


Appendix A - Certificate of Amendment to and Restatement of the By-laws of Brooke Corporation

Appendix B - Charter of the Audit Committee of the Board of Directors for Brooke Corporation

                             ----------------------

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2002
                             ----------------------

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Meeting") of Brooke Corporation, a Kansas corporation (the "Company"), will be held on Tuesday, April 30, 2002 at 11:00 a.m. local time, at 10895 Grandview Drive, Suite 250, Overland Park, Kansas for the following purposes:

        1.   To elect five directors to the Board of Directors of the Company.

        2. To ratify the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors for the fiscal year ending December 31, 2002.

        3. To consider and vote on a proposal to approve the amendment of the by-laws of the Company.

        4. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

        Only shareholders of record at the close of business on April ____, 2002, are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

        You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage-paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the proxy statement.

        THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.


                                            By Order of the Board of Directors


                                            Anita Larson
                                            SECRETARY
Phillipsburg, Kansas
Dated:  April ___, 2002

                               BROOKE CORPORATION
                            205 F. Street, 2nd Floor
                           Phillipsburg, Kansas 67661
                                 (913) 661-0123

                 -----------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2002

                 -----------------------------------------------

                               GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Brooke Corporation, a Kansas corporation (the "Company"), for use at the 2002 Annual Meeting of Shareholders of the Company to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas on Tuesday, April 30, 2002 at 11:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This proxy statement, the accompanying form of proxy (the "Proxy") and the Notice of the 2002 Annual Meeting will be first mailed or given to the Company's shareholders on or about April ___, 2002.

        Because many of the Company's shareholders may be unable to attend the Meeting in person, Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to:

        (1)    read this Proxy Statement carefully;

        (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and

        (3) sign, date and return the Proxy by mail in the postage-paid, return-addressed envelope provided for that purpose.

                                ABOUT THE MEETING

WHAT IS BEING VOTED ON AT THE MEETING?

        The Board is asking shareholders to consider and approve three items at this year's Meeting:

        (1)    The election of five directors to the Board;

        (2) A proposal to ratify the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors for the fiscal year ending December 31, 2002; and

        (3)    proposal to approve the amendment of the Company's by-laws.

WHO CAN VOTE AT THE MEETING?

        The Board has set April ___, 2002 as the record date for the Meeting. Only persons holding shares of the Company's common stock, $1.00 par value ("Common Stock"), of record at the close of business on April ___, 2002 will be entitled to receive notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On April ___, 2002, there were _______ shares of Common Stock outstanding held by a total of ____ shareholders of record. Therefore, there are a total of _______ votes that will be entitled to be cast at the Meeting.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

        Quorum for the Meeting is based on the number of votes that can be cast rather than the number of actual shares of stock that are represented because each share of Common Stock has one vote per share. To have a quorum, we need _________ of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. Each of the foregoing categories will be tabulated separately.

HOW DO I VOTE?

        If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct, unless you later revoke the Proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a Proxy will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. Even after you have submitted your Proxy, you may change your vote at any time before the Proxy is exercised by filing with the Secretary of the Company, at the address indicated above, either a written notice of revocation, a duly executed Proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted Proxy. If you want to change or revoke your Proxy and you hold your shares in "street name," contact your broker or the nominee that holds your shares. Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

        ELECTION OF DIRECTORS. The election of each director nominee (Proposal No. One) requires the affirmative vote of a plurality of the outstanding shares of Common Stock present and entitled to vote at the Meeting. The Company's shareholders are not entitled to cumulate votes with respect to the election of directors.

        RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. The ratification of the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors (Proposal No. Two) requires the affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the Meeting.

        RATIFICATION OF PROPOSED COMPANY BYLAW AMENDMENTS.The approval of the amendment to the By-laws of the (Proposal No. Three) requires the affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the Meeting.

        OTHER MATTERS. If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

        Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to shareholders. Therefore, for all matters presented at the Meeting, abstentions and broker non-votes will have the same effect as a vote against the proposal.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

        At the Meeting, it is intended that the Common Stock represented by properly executed Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board of Directors and all of the nominees have indicated a willingness to serve as a director if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board. Currently, the only family relations among any of the directors of the Company are between Robert D. Orr and Leland G. Orr. Robert
D. Orr and Leland G. Orr are brothers.

        The affirmative vote of a plurality of the votes present or represented and entitled to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

 THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION OF THE
                       NOMINEES TO THE BOARD OF DIRECTORS

DIRECTORS

        The following table sets forth certain information with respect to the directors of the Company:


NAME                  AGE     POSITION

Robert D. Orr         48      Chairman of the Board of Directors, Chief
                              Executive Officer and Director
Michael Hess          45      President and Director
Leland G. Orr         39      Treasurer, Chief Financial Officer, Assistant
                              Secretary and Director
John Allen            53      Director

Derrol Hubbard        45      Director

        The following is a brief summary of the background of each director nominee:

        ROBERT D. ORR, 48, Director, Chairman of the Board and Chief Executive Officer, is the founder of the Company. From 1992 to 1996, Mr. Orr served as President of Farmers State Bank, Phillipsburg, Kansas. From 1989 to 1991, Mr. Orr served as Chairman of the Board of Brooke State Bank, Jewell, Kansas; and from 1987 to 1989, Mr. Orr served as President of First National Bank, Smith Center, Kansas. Mr. Orr has also been a self-employed insurance agent for American Family Insurance Company. Mr. Orr is an honors graduate of Fort Hays State University with a Bachelor of Arts degree in Political Science. Mr. Orr also completed the Graduate School of Banking program at the University of Colorado. Mr. Orr is the author of a book on independent insurance agents titled "Death of an Insurance Salesman?" which was written and published in 2000. From 1996 through the present, Mr. Orr's business activities have been focused on performing the functions of Chairman of the Board and Chief Executive Officer of the Company.

        LELAND G. ORR, 39, Director, Assistant Secretary, Treasurer and Chief Financial Officer, has been an officer and director of the Company since its inception. Mr. Orr is a certified public accountant and, from January 1991 to December 1994, served as President of Brooke State Bank, Jewell, Kansas. From January 1984 to September 1987, Mr. Orr worked for Kennedy, McKee & Company (formerly Fox & Company) (an accounting firm) of Dodge City, Kansas. Mr. Orr is a graduate of Fort Hays State University with a Bachelor of Science Degree in Accounting and is a member of the American Institute of Certified Public Accountants, the Kansas Society of Certified Public Accountants and the Central Kansas Chapter of Certified Public Accountants. From 1995 through the present, Mr. Orr's business activities have included performing the functions of Director, Secretary or Assistant Secretary, Treasurer and Chief Financial Officer of the Company. In addition, during this time period, Mr. Orr has managed the Company's processing center in Phillipsburg, Kansas.

        MICHAEL HESS, 45, Director and President, was an original investor in the Company. From 1975 to 1989, Mr. Hess was employed by Western Resources (a utility company). In 1989, Mr. Hess began his employment with the Company as Vice President. As a result of his success within the Company and his familiarity with the Company's operations, Mr. Hess was appointed President and National Sales Manager of the Company in 1996. Mr. Hess has also owned several small businesses and currently serves as a director of Patrons Insurance Company and Great Plains Mutual Insurance Company. Since his appointment as President and National Sales Manager in 1996, Mr. Hess' primary business activities have been the strategic development of the Company's relationships with suppliers and growth of the Company's Master Agent program. In 2000, Mr. Hess ceased performing the functions of National Sales Manager in order to focus his activities as President of the Company on developing relationships with national suppliers and the Company's specialty programs.

        JOHN ALLEN, 53, became a director of the Company in January, 2001. Mr. Allen is Chief Operating Officer of the Cincinnati Reds. During Mr. Allen's career with the Cincinnati Reds, he has served in his current capacity of Chief Operating Officer since October, 1999, as Managing Executive from June, 1996 to October, 1999 and as controller from May, 1995 to June, 1996. Prior to joining the Cincinnati Reds, Mr. Allen was director of business operations for the Columbus Clippers, the Class AAA minor league affiliate of the New York Yankees. Prior to his employment with the Columbus Clippers, Mr. Allen worked for the accounting firm of Arthur Anderson in Kansas City, Missouri and was a partner and senior vice president of GRA, Inc. of Merriam, Kansas. Mr. Allen earned an undergraduate degree from Kansas State University and a master's degree in Sport Management from Ohio State University. Mr. Allen has been honored with the Certificate of Friendship from the Cincinnati Human Relations Commission and the Community Service Award from the Talbert House. He also has been honored by Cincinnati Magazine in its annual "Best of Cincinnati" issue.

        DERROL HUBBARD, 45, became a director of the Company in January, 2001. Mr. Hubbard currently serves in various management capacities with several real estate, gaming and venture capital companies, although since 1998 his primary responsibilities have been as Real Estate Development Manager for R.D. Hubbard Enterprises, Inc. Mr. Hubbard is also President of DDH Enterprises, LLC, Double D Real Estate, Inc., H & H Development, LLC, Pinnacle Development, LLC, Pinnacle Development II all of which are involved in real estate businesses and several of which are involved in residential development around the Bighorn Golf Course in Palm Desert, California. Mr. Hubbard is also Vice

President of HBH Investments, LLC which makes venture capital investments and is managing member of New Mexico Gaming, LLC which operates and distributes gaming machines in New Mexico. For more than five years prior to 1998, Mr. Hubbard was managing officer of DBarD, Inc., a family corporation with agricultural operations in Kansas.

COMPENSATION OF DIRECTORS

        Directors Robert Orr, Leland Orr, and Michael Hess serve without cash compensation and without other fixed remuneration. Directors Allen and Hubbard, however, each receive $2000 plus reasonable travel allowance for each board meeting attended in person, $200 for each board meeting attended via teleconference, and $500 for each board meeting attended via video conference.

MEETINGS OF THE BOARD AND OF COMMITTEES

        The Board held six meetings and acted by unanimous consent four times during the fiscal year ended December 31, 2001. During a director's tenure, no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board during 2001; and (b) the total number of meetings held by all committees of the Board on which the director served during 2001. The Board does have standing audit, executive, and compensation committees.

        The Company's audit committee has reviewed and discussed the Company's audited financial statements for the fiscal years ended 2000 and 2001 with the Company's management. In addition, the Company's audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Company's audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountant the independent accountant's independence. Based on the audit committee's review of the financial statements and the discussions recited in this paragraph, the Company's audit committee approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended 2001. The members of the audit committee met twice during the fiscal year ended December 31, 2001 and the members of the audit committee are Leland G. Orr, John Allen, and Derrol Hubbard. Pursuant to the definition of independent set forth in Section 121(A) of the AMEX's listing standards, John Allen and Derrol Hubbard are independent members of the audit committee. The charter of the audit committee is attached as Appendix B hereto.

        The Company formed executive and compensation committees during 2001. The purpose of the compensation committee is to provide assistance to corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to the review of the compensation programs and policies of the Company. The compensation committee met twice during the fiscal year ended December 31, 2001, and the members of the compensation committee are Derrol Hubbard and John Allen.

        The executive committee's purpose is to provide assistance to the board of directors of the Company. The executive committee has the power to act and adopt resolutions on administrative matters. In addition, the executive committee has limited powers to act in emergency situations. The executive committee met once during the fiscal year ended December 31, 2001, and the members of the executive committee are Robert Orr, Leland Orr, and Michael Hess.

INFORMATION ABOUT NON-DIRECTOR EXECUTIVE OFFICERS

        Set forth below is information about the executive officers and employees who are expected to make a significant contribution to the business of the Company that are not also directors of the

Company, including age, principal occupation during the last five years and the date each became an executive officer or employee of the Company

        ANITA LARSON, 40, Vice President, General Counsel and Secretary, joined the Company in 1999. Prior to joining the Company, Ms. Larson was employed by The Equitable Life Assurance Society of the United States, New York, New York, where she was Vice President and Counsel from May 1996 to May 1999. From January 1995 to May 1996, Ms. Larson was Chief Administrative Officer of First Security Benefit Life Insurance and Annuity Company of New York. Ms. Larson started her career at Security Benefit Group, Inc. where she was Second Vice President and Counsel. Ms. Larson received a bachelors degree from the University of Kansas and a Juris Doctorate from the University of Kansas School of Law.

        SHAWN LOWRY, 28, Vice President and National Sales Manager, joined Brooke in 1996 as a Corporate Sales Representative and in 1998 assumed the position of Missouri State Manager. Prior to employment with Brooke, Mr. Lowry attended Washburn University majoring in business finance and business economics. In January, 2000, Mr. Lowry was promoted to the regional manager over Brooke's Dallas region. In August of 2000, Mr. Lowry was promoted to National Sales Manager.

        MICHAEL LOWRY, 26, Vice President of the Company and President of Brooke Credit Corporation, joined Brooke Credit Corporation in 1998 as a loan officer. Prior to employment with the Company, Mr. Lowry was an officer for Sunflower Bank in Salina, Kansas. Mr. Lowry attended college at Washburn University and Fort Hays State University with an emphasis in business finance. In January 2000, Mr. Lowry was promoted to Vice President of Brooke Credit Corporation. On April 25, 2001 Mr. Lowry was promoted to Vice President and Credit Manager of the Company. Mr. Lowry oversees the day-to-day operations of Brooke Credit Corporation.

        KYLE GARST, 32, Vice President of the Company and National Investment Sales Manager, joined the Company joined the Company in 1994 as a sales representative. Mr. Garst is a graduate from Kansas State University with a Bachelor of Science degree in Business Finance. From January, 1997 to March 1999, Mr. Garst worked as a sales representative and profit center leader for Koch Industries. In March 1999, Mr. Garst returned to the Company as the State Manager for Oklahoma and in August 2000, he was named Regional Sales Manager for Texas, Oklahoma, and Louisiana. In December 2001, Mr. Garst was promoted to National Investment Sales Manager.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of common stock as of March 31, 2002 by (i) each person or group known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each nominee for director of the Company; (iii) each of the executive officers named in the Table herein under "Executive Compensation;" and (iv) all directors and executive officers of the Company as a group:


VOTING SECURITIES.

          NAME AND               TITLE OF CLASS           NUMBER OF              PERCENTAGE
      ADDRESS OF OWNER                                   SHARES OWNED            OF CLASS1

Robert D. Orr(2)
Route #2, Box 53                  Common Stock              14,450                 1.92%
Smith Center, Kansas 66967

Anita Larson(2)
627 Louisiana Street              Common Stock              12,000                 1.59%
Lawrence, Kansas 66044

Leland G. Orr(2)
501 Berglund Drive                Common Stock              3,400                  0.45%
Phillipsburg, Kansas 67661

Michael Hess(2)
516 South Grant                   Common Stock              2,280                  0.30%
Smith Center, Kansas 66967

Shawn Lowry(5)
1205 N. 2nd St. E.                Common Stock              15,000                 1.99%
Louisburg, Kansas  66053

Michael Lowry(5)
11751 W. 118th Terr.              Common Stock              9,000                  1.19%
Overland Park, Kansas  66210

Kyle Garst(2,6)
12726 Flint Lane                  Common Stock              8,706                  1.153%
Overland Park, Kansas  66210

All Executive Officers and
Directors As a Group              Common Stock              64,836                 8.60%
(7 persons)(4)

Brooke Holdings, Inc.(2, 3)
205 F Street                      Common Stock             511,701                 67.83%
Phillipsburg, Kansas 67661
------------------------------

(1.) Percentage based on 754,338 shares of common stock outstanding as of March 31, 2002.

(2.) The person or entity specified above has sole voting power and sole investment power of their respective shares of the Company's common stock.

(3.) As of March 31, 2002, Brooke Holdings, Inc., owned 511,701 shares of the Company's common stock which represents approximately 67.83% of the 754,338 shares of common stock outstanding. Robert D. Orr, Leland G. Orr and Michael Hess beneficially own approximately 52.06%, 15.35%, and 8.18%, respectively, of the shares of common stock of Brooke Holdings, Inc.

4. Directors Derrol Hubbard and John Allen do not own any shares of the Company's common stock as of March 31, 2002.

5. On May 31, 2001, Shawn Lowry transferred his 15,000 shares to First Financial Insurance Group, L.C., a limited liability company where Mr. Lowry serves as co-manager with Michael Lowry. On May 31, 2001 Michael Lowry transferred his 9,000 shares to First Financial Group, L.C. Shawn Lowry and Michael Lowry have equal voting power in First Financial Insurance Group, LLC.

6. Mr. Garst is in the process of transferring his 8,706 shares to American Financial Group, L.L.C., a limited liability company in which Mr. Garst is sole manager and sole member.

        NON-VOTING SECURITIES. As of December 31, 2001, none of the officers or directors own non-voting securities of the Company. The Company is unaware of any shareholder who owns more than 10% of the Company's non-voting securities.

        OPTIONS, WARRANTS, AND RIGHTS. As of December 31, 2001, there were no options, warrants or right s outstanding with respect to the Securities of the Company.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the annual and long term compensation during the Company's last fiscal year of the Company's Chief Executive Officer and other most highly compensated executive officers of the Company, whose salary and bonus for Fiscal 2001 exceeded $100,000, for services rendered in all capacities to the Company and its subsidiaries:

                           SUMMARY COMPENSATION TABLE



       Name and Principal Position          Fiscal Year                 Annual Compensation
                                                           Salary ($)         Bonus ($)       Other ($)
         ------------------------           ------    ---------------    ------------         ---------

Robert D. Orr (1)                              2001     $    -0-                -0-       $     -0-
Chief Executive Officer                        2000          -0-                -0-       $   1,075
                                               1999          -0-                -0-             -0-

Michael Hess (1)                               2001     $    80,000             -0-
President                                      2000     $    80,000             -0-       $     842
                                               1999     $    82,333        $  38,664            -0-

Leland G. Orr (1)                              2001     $    80,000             -0-             -0-
Chief Financial Officer, Treasurer             2000     $    80,000             -0-       $   1,085
                                               1999     $    82,333        $  30,000            -0-

Shawn Lowry (2)                                2001     $    90,000               -0-           -0-
Vice President                                 2000     $    88,750        $  18,609            -0-
                                               1999     $    61,000        $  31,399      $   3,258

Michael Lowry (2, 3)                           2001     $    36,000        $  69,531            -0-
Vice President                                 2000     $    36,000        $  17,694            -0-
                                               1999     $    37,500        $  10,866            -0-

-------------------------------------------

(1) In addition to the compensation set forth above, Robert D. Orr, Leland G. Orr and Michael Hess receive use of a vehicle for personal and commuting use.
(2) Shawn Lowry and Michael Lowry receive use of a vehicle for commuting purposes.
(3) Michael Lowry received his bonus from Brooke Credit Corporation, the finance subsidiary of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Robert D. Orr, Leland G. Orr and Michael Hess control 100% of the voting stock of GI Agency, Inc. GI Agency, Inc. owns franchise agencies which purchase Master Agent services and obtain loans from the Company at the same general prices and general terms as provided to other unaffiliated franchise agents. As of December 31, 2001, the total outstanding balance of all loans made to GI Agency, Inc. by the Company's finance subsidiary, Brooke Credit Corporation, was $1,456,862. Amounts owed to the Company by GI Agency, Inc. are secured by hypothecation of all the shares of the Company's common stock owned by Brooke Holdings, Inc., which represents approximately 73.8% of the total shares outstanding as of December 31, 2001. All of the loans made to GI Agency, Inc., have been sold to an unaffiliated lender. Because of the relationships described above, certain conflicts of interest may arise between the Company and its agents in attempting to resolve disputes that occur as a result of such relationships.

        The Company has assigned all of its right, title and interest in agreements to purchase insurance agencies to GI Agency, Inc., without consideration from GI Agency, Inc. In its role of matching agency buyers and sellers, the Company from time to time executes purchase agreements to acquire agency assets and assigns them to prospective or existing franchise agents. In the event that agency assets purchased by the Company are not sold to a prospective or existing franchise agent, the Company may assign it rights and obligations pursuant to such purchase agreement to GI Agency, Inc. Such assignments allow the Company to avoid retail competition with its franchise agents and positions GI Agency, Inc. to operate such agencies until a purchaser can be identified. From January 1, 2001 through December 31, 2001, GI Agency has collected commissions on the assets subject to such assignments in the amount of $141,226.

        On   May 31, 2001, GI Agency, Inc. sold the assets associated with its
Grand Island, Nebraska operations to a third party unaffiliated with the Company's management. Until May 31, 2001, the Company shared office facilities with GI Agency, Inc. at its Grand Island, Nebraska office location. Brooke Investments, Inc., a wholly-owned subsidiary of the Company, leased the Grand Island property from an unaffiliated lessor. The Company reimbursed Brooke Investments, Inc. for payments made in connection with the lease and GI Agency, Inc. reimbursed the Company for its use of the facilities up through May 31, 2001. From January 1, 2001 through December 31, 2001, GI Agency, Inc. reimbursed the Company $148,484 for personnel expenses and $2,550 for office facilities expenses. Although expenses are allocated between the Company and GI Agency, Inc., the expense allocation has not been independently evaluated to determine fairness.

        Robert D. Orr, Leland G. Orr and Michael Hess have, in some cases, each guaranteed amounts due suppliers under certain agency agreements. The amounts guaranteed under such agency agreements varies depending on the value of premiums to be collected under such agency agreements. The continuance of these guarantees is important to the Company's prospects.

        The Company has extended a $400,000 line of credit to Brooke Holdings, Inc., which owns approximately 73.8% of the Company's common stock as of December 31, 2001. This line of credit is unsecured and was renewed on December 31, 2001 bearing interest at a rate of 9.5% per annum and is scheduled to mature on December 31, 2002. The outstanding balance on the line of credit as of December 31, 2001 was $384,689.

        Robert Orr, Leland Orr, Michael Hess, and Shawn Lowry have each guaranteed the promissory note of Austin Agency, Inc., of Brownsville, Texas, to Brooke Credit Corporation. The four guarantors have taken assignment in stock of Austin Agency, Inc. as consideration for their guarantees. The loan to

Austin Agency, Inc. was executed on May 15, 2000 for $1,200,000 and is scheduled to mature on August 1, 2010. As of December 31, 2001 the principal balance of the loan was $1,125,507.

        Shawn Lowry and Michael Lowry are co-managers of First Financial Insurance Group, L.C. , a Kansas limited liability company. The business purpose of First Financial Group, L.C. includes investing in agencies and guaranteeing loans made by Brooke Credit Corporation to franchise agents who have bought agencies from the Company. On June 1, 2001, First Financial Group, L.C., guaranteed 65% of the Brooke Credit Corporation loan to Palmer, L.L.C. of Baxter Springs, Kansas. In consideration for this guaranty, First Financial Group, L.C., received a 15% profit interest in Palmer, L.L.C. The loan was executed on June 1, 2001 for $799, 519 and is scheduled to mature on September 1, 2011. As of December 31, 2001 the principal balance of the loan was $789,331. On September 28, 2001, First Financial guaranteed 25% of the outstanding principal balance of two Brooke Credit Corporation loans to R&F, L.L.C. of Kansas City, Missouri. Both loans were executed on September 28, 2001 in the amount of $102,918.60 and $545,791.03, respectively, and both mature on December 1, 2013. As of December 31, 200,1 the balance on these loans was $102,918.60 and $545,791.03, respectively. In consideration for these guarantees, First Financial Group received 5% profits interest in R&F, L.L.C. On October 15, 2001 First Financial guaranteed 50% of the outstanding principle balance of The Wallace Agency, L.L.C. of Wanette, Oklahoma. This loan was executed on October 15, 2001 in the amount of $440,656.58 and is to mature on January 1, 2014. As of December 31, 2001 the balance on this loan was $440,656.58. In consideration of this guarantee, First Financial Group receives 7.5% profits interest in The Wallace Agency.

        Shawn Lowry currently has three loans outstanding from Brooke Credit Corporation. On February 7, 2001 Mr. Lowry borrowed $28,000 from Brooke Credit Corporation bearing interest at a rate adjusted annually and equal to 3.5% per annum over the New York prime rate, which as of the last date of determination was 12%. On September 17, 2001 Mr. Lowry borrowed $12,000 from Brooke Credit Corporation bearing interest at 10% with a scheduled maturity date of December 31, 2001. On October 1, 2001 Mr. Lowry borrowed $2,500 from Brooke Credit Corporation bearing interest at 10% with a maturity date of December 31, 2001. On October 31, 2001 Mr. Lowry borrowed $79,283 from Brooke Credit Corporation bearing interest at 3.5% per annum over the New York prime rate with a maturity date of November 1, 2011. The outstanding balance of these loans as of December 31, 2001 was $113,119. The purpose of the loans was to allow Mr. Lowry to purchase stock of the Company and finance the operations of First Financial Insurance Group, L.C.

        Michael Lowry has one loan outstanding from Brooke Credit Corporation. On October 31, 2001 Mr. Lowry borrowed $48,597 from Brooke Credit Corporation bearing interest at 3.5% per annum over the New York prime rate with a scheduled maturity date of October 31, 2011. The purpose of the loan was to allow Mr. Lowry to refinance his loan to purchase stock of the Company. This loan has been sold to an unaffiliated lender.

        Kyle Garst is the sole manager and sole member of American Financial Services, L.L.C., a Kansas limited liability company. The business purpose of First Financial Group, L.C. includes investing in agencies and guaranteeing loans made by Brooke Credit Corporation to franchise agents who have bought agencies from the Company. On October 15, 2001 American Financial guaranteed 50% of the outstanding principle balance of The Wallace Agency, L.L.C. of Wanette, Oklahoma. This loan was executed on October 15, 2001 in the amount of $440,656.58 and is to mature on January 1, 2014. In consideration of this guarantee, First Financial Group receives 5% profit interest in The Wallace Agency. As of December 31, 2001 the balance on this loan was $440,656.58.

        Mr. Garst has one loan from Brooke Credit Corporation in the amount of $9,824 bearing interest at 10.00%. This loan was executed on December 14, 2001 and is scheduled to mature on December 14, 2002. The outstanding principal balance as of December 31, 2001 was $9,824. The purpose of the loan was to fund business operations of American Financial Services, L.L.C.

        Anita Larson is married to John Arensberg, a partner in Arensberg Insurance of Lawrence, Kansas and Overland Park, Kansas. The Company and Arensberg Insurance have entered into a franchise agreement pursuant to which Arensberg Insurance participates in the Company's Master Agent program. In addition, the Company's finance subsidiary, Brooke Credit Corporation, has made three loans to Arensberg Insurance. As of December 31, 2001, the total outstanding balance of such loans was $787,682. Each of the loans bears interest at a rate adjusted annually and equal to 3.0% per annum over the New York prime rate, which as of December 31, 2001 was 11.5% for each loan. One of the loans is scheduled to mature on October 1, 2008 and the remaining two loans are both scheduled to mature on July 1, 2009. All of the loans made to Arensberg Insurance have been sold to an unaffiliated lender.

        Ms. Larson borrowed $30,000 from Brooke Credit Corporation. The loan bears interest at a rate adjusted annually and equal to 2.5% per annum over the New York prime rate, which as of December 31, 2001 was 12%. The loan is scheduled to mature on August 1, 2005. The outstanding balance of this loan as of December 31, 2001 was $27,555. The purpose of the loan was to allow Ms. Larson to purchase stock of the Company.

        Anita Lowry is a sister to Robert D. Orr and Leland G. Orr and the mother of Shawn Lowry and Michael Lowry and is married to Don Lowry who is a franchisee. Don and Anita Lowry are shareholders of American Heritage Agency, Inc., which owns an agency in Hays, Kansas and previously owned an agency in Great Bend, Kansas. The Company and American Heritage Agency, Inc entered into a franchise agreement on February 28, 1999 pursuant to which American Heritage Agency, Inc. participates in the Company's Master Agent program. As of December 31, 2001, American Heritage had three loans outstanding to Brooke Credit Corporation with total outstanding balances of $1,399,070. Since December 31, 2001, American Heritage has sold assets and reduced its outstanding loan balances to $339,359 of which all but $66,497 have been sold to unaffiliated lenders. The outstanding loans to American Heritage currently have individual balances of $272,862, $1,208 and $65,289 with respective maturity dates of September 1, 2010, May 1, 2002, and February 1, 2014. All of the loans bear interest at a rate adjusted annually to 3.5% over the New York prime rate.

        Alexine Paden is the mother of Robert D. Orr and Leland G. Orr and is married to Don Paden, Logan, Kansas. Don and Alexine Paden have purchased $40,000 of Brooke Credit Corporation's bonds and are outstanding at December 31, 2001.

        Wanda Schmidt is the mother-in-law of Robert D. Orr and has purchased a loan participation from Brooke Credit Corporation through her individual retirement account in the amount of $3,289.

        Lori Hess is the wife of Michael Hess and has purchased a loan participation from Brooke Credit Corporation through her Individual Retirement Account in the amount of $103,299.

        Robert D. Orr has purchased a loan participation from Brooke Credit Corporation through his individual retirement account in the amount of $115,911.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all Section 16(a) forms they file with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by the Company for its fiscal year ended December 31, 2001, the Company's officers, directors and 10% Shareholders have complied with the
Section 16(a) filing requirements.

                                  PROPOSAL TWO

                      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        The Board has selected Summers, Spencer & Cavanaugh, CPAs, Chartered to serve as independent auditors of the Company for the fiscal year ending December 31, 2002. Summers, Spencer & Cavanaugh, CPAs, Chartered has served as the Company's independent auditors since 1997. The shareholders of the Company are being asked to ratify this selection at the Meeting.

        Representatives of Summers, Spencer & Cavanaugh, CPAs, Chartered will be present at the Meeting via teleconference and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

        Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors for the fiscal year ending December 31, 2002. Whether the proposal is approved or defeated, the Board may reconsider its selection.

FISCAL 2001 AUDIT FIRM FEE SUMMARY

        During the fiscal year 2001, the Company retained its principal auditor, Summers, Spencer & Cavanaugh, CPAs, Chartered, to provide services in the categories and amounts described below.

        AUDIT FEES.   Summers, Spencer & Cavanaugh, CPAs, Chartered billed the
Company an aggregate of $___________________ in fees for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2001.

                   THE BOARD RECOMMENDS THAT THE SHAREHOLDERS
                           VOTE "FOR" PROPOSAL NO. TWO

                                 PROPOSAL THREE

                  RATIFICATION OF AMENDMENTS TO COMPANY BYLAWS

        At the Meeting, the shareholders will be asked to consider and vote on the proposed amendments to Articles II and III of the bylaws of the Company as set forth in the Company's Amendment and Restatement to the Bylaws attached hereto as Appendix A and made a part hereof.

        The amendment to Article II, Section 5 provides that the Company, in the case of a shareholders' meeting, must set a record date not to exceed 30 days prior to the meeting date and that if no record date is set by the Company, the record date shall be the date of mailing of notice of the meeting to the stockholders. In addition, the proposed amendment provides that the record date must be at least ten days after the date on which the dividend is declared (declaration date). If the proposal is approved by the shareholders, the Company will have the ability to comply with the record date requirements, if any, of a national stock exchange service.

        The amendment to Article II, Section 13 changes the required number of Board members that are necessary to form a committee of the Board from a minimum of three to a minimum of two. If the proposal is approved, the Board will have the authority to form committees with two members.


                   THE BOARD RECOMMENDS THAT THE SHAREHOLDERS
                          VOTE "FOR" PROPOSAL NO. THREE

                             SOLICITATION OF PROXIES

        This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold the Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold Common Stock. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                                  ANNUAL REPORT

        The Company has mailed with this proxy solicitation material the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, and additional information, if any, as required under Rule 14a-3 of Regulation 14A.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

        Shareholders are entitled to present proposals for action at shareholders' meetings if they comply with the requirements of the SEC's proxy rules, Kansas law and the Company's charter and bylaws. In connection with this year's Meeting, no shareholder proposals were presented. Any proposals intended to be presented at the Company's Annual Meeting of Shareholders to be held in the year 2003 must be received at the Company's offices on or before December 31, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

        The accompanying proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Meeting. If a shareholder intends to submit a proposal at the Company's 2003 Annual Meeting Shareholders, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the shareholder's notice of the proposal must be received by the Company between December 1, 2002 and December 31, 2002. If a shareholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at the 2003 Annual Meeting of Shareholders.

        Proposals should be sent to Anita Larson at 10895 Grandview Drive, Suite 250, Overland Park, KS 66210.

                                  OTHER MATTERS

        The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                       VOTING TRUSTEES AND THEIR NOMINEES

        Please advise the Company whether other persons are the beneficial owners of Common Stock for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Common Stock.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                                            By Order of the Board of Directors


                                            Anita Larson
                                            SECRETARY


Phillipsburg, Kansas
April __, 2002

                                   APPENDIX A



           CERTIFICATE OF AMENDMENT TO AND RESTATEMENT OF THE BY-LAWS
                                       OF
                               BROOKE CORPORATION


                               ARTICLE I - OFFICES


        The principal office of the corporation in the State of Kansas shall be located in the city of Phillipsburg, County of Phillipsburg. The corporation may have such other offices, either within or without the State of incorporation as the board of directors may designate or as the business of the corporation may from time to time require.



                            ARTICLE II - STOCKHOLDERS


1.      ANNUAL MEETING.

        The annual meeting of the stockholders of the corporation shall be held each year within one hundred and twenty (120) days after the close of the immediately preceding fiscal year of the corporation for the purpose of electing directors and conducting such other proper business as may come before the meeting. The date, time, and place of the annual meeting shall be determined by the board of directors of the corporation.

2.      SPECIAL MEETINGS.

        Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the directors, and shall be called by the president at the request of the holders of not less than forty per cent of all the outstanding shares of the corporation entitled to vote at the meeting.

3.      PLACE OF MEETING.

        The directors may designate any place, either within or without the State unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

4.      NOTICE OF MEETING.

        Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than thirty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

5.      FIXING OF RECORD DATE

            In the case of a meeting of stockholders, the directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than thirty days prior to the meeting date. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, the date on which notice of the meeting is mailed shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof. For the purpose of determining stockholders entitled to receive payment of any dividend the corporation will establish a record date at least ten days after the date on which the dividend is declared (declaration date).

6.      VOTING LISTS.

        The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least twenty days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of twenty days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at the meeting of stockholders.

7.      QUORUM.

        At any meeting of stockholders, fifty-one percent of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjournment meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.


8.      PROXIES.

        At all meeting of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting.

9.      VOTING.

        Each stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these by-laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholders. Upon the demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of this State.

10.     ORDER OF BUSINESS.

        The order of business at all meetings of the stockholders, shall be as follows:

        1.     Roll Call.

        2.     Proof of notice of meeting or waiver of notice.

        3.     Reading of minutes of preceding meeting.

        4.     Reports of Officers.

        5.     Reports of Committees.

        6.     Election of Directors.

        7.     Unfinished Business.

        8.     New Business.

11.     INFORMAL ACTION BY STOCKHOLDERS.

        Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                        ARTICLE III - BOARD OF DIRECTORS

1.      GENERAL POWERS.

        The business and affairs of the corporation shall be managed by its board of directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these by-laws and the laws of this State.

2.      NUMBER, TENURE AND QUALIFICATIONS.

        The number of directors of the corporation shall be at least one and not more than eight. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

3.      REGULAR MEETINGS.

        A regular meeting of the directors, shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders. The directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

4.      SPECIAL MEETINGS.

        Special meetings of the directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

5.      NOTICE.

        Notice of any special meeting shall be given at least Seven (7) days previously thereto by written notice delivered personally, or by telegram or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

6.      QUORUM.

        At any meeting of the directors, fifty-one percent shall constitute a quorum for the transaction of business, but if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

7.      MANNER OF ACTING.

        The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors.

8.      NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

        Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the stockholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

9.      REMOVAL OF DIRECTORS.

        Any or all of the directors may be removed for cause by vote of the stockholders or by action of the board. Directors may be removed without cause only by vote of the stockholders.

10.     RESIGNATION.

        A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

11.     COMPENSATION.

        No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance at regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

12.     PRESUMPTION OF ASSENT.

        A director of the corporation who is present at a meeting of the directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately

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after the adjournment of the meeting.
Such right to dissent shall not apply to a director who voted in favor of such action.

13.     EXECUTIVE AND OTHER COMMITTEES.

        The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of two or more directors. Each such committee shall serve at the pleasure of the board.

                              ARTICLE IV - OFFICERS

1.      NUMBER.

        The officers of the corporation shall be a president, a vice-president, a secretary and a treasurer, each of whom shall be elected by the directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors.

2.      ELECTION AND TERM OF OFFICE.

        The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the stockholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

3.      REMOVAL.

        Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.      VACANCIES.

        A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors for the unexpired portion of the term.

5.      PRESIDENT.

        In the absence of the chairman or in event of his death, inability or refusal to act, the president shall perform the duties of the chairman, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman. The president shall perform such other duties as from time to time may be assigned to him by the chairman or by the directors. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by

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these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

6.      VICE-PRESIDENT.

        In the absence of the president or in event of his death, inability or refusal to act, the vice-president shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-president shall perform such other duties as from time to time may be assigned to him by the President or by the directors.

7.      SECRETARY.

        The secretary shall keep the minutes of the stockholders' and of the directors' meetings in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these by-laws or as required, be custodian of the corporate records and of the seal of the corporation and keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder, have general charge of the stock transfer books of the corporation and in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the directors.

8.      TREASURER.

        If required by the directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these by-laws and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the directors.

9.      SALARIES.

        The salaries of the officers shall be fixed from time to time by the directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

10.     CHAIRMAN

        The chairman shall be the principal executive officer of the corporation and, subject to the control of the directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the directors.

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                      ARTICLE V - CONTRACTS, LOANS, CHECKS AND DEPOSITS

1.      CONTRACTS.

        The directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

2.      LOANS.

        No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors. Such authority may be general or confined to specific instances.

3.      CHECKS, DRAFTS, ETC.

        All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

4.      DEPOSITS.

        All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the directors may select.

                   ARTICLES VI - CERTIFICATES FOR SHARES AND THEIR TRANSFER

1.      CERTIFICATES FOR SHARES.

        Certificates representing shares of the corporation shall be in such form as shall be determined by the directors. Such certificates shall be signed by the president and by the secretary or by such other officers authorized by law and by the directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the stockholders, the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the corporation as the directors may prescribe.

2.      TRANSFERS OF SHARES.

        (a) Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office.

        (b) The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of this state.

                            ARTICLE VII - FISCAL YEAR

        The fiscal year of the corporation shall begin on the 1st day of January in each year.

                            ARTICLE VIII - DIVIDENDS

        The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                                ARTICLE IX - SEAL

        The directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words, "Corporate Seal".

                          ARTICLE X - WAIVER OF NOTICE

        Unless otherwise provided by law, whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these by-laws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                             ARTICLE XI - AMENDMENTS

        These by-laws may be altered, amended or repealed and new by-laws may be adopted by a vote of the stockholders representing a majority of all the shares issued and outstanding, at any annual stockholders' meeting or at any special stockholders' meeting when the proposed amendment has been set out in the notice of such meeting.

                                   APPENDIX B


                         CHARTER OF THE AUDIT COMMITTEE
                 OF THE BOARD OF DIRECTORS OF BROOKE CORPORATION


STATEMENT OF POLICY

        The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for financial matters. The Audit Committee performs this function by providing assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

        Audit Committee members shall be designated by the full Board. It is a committee of the Board of Directors and shall be composed of a majority of directors who are independent of management of the corporation and free of any relationship that would interfere with their exercise of independent judgment as committee members.

        In order to carry out its responsibilities, the Board of Directors delegates the following powers and functions to its Audit Committee.

POWERS AND RESPONSIBILITIES

        The power to recommend the accounting firm to engage as the company's independent auditor. Factors considered in making that recommendation include the auditor's independence, effectiveness, and fees. The independent auditor is ultimately accountable to the Audit Committee and the Board, who have the ultimate authority and responsibility to select, evaluate, and when appropriate, replace the independent auditor.

        The power to review the external auditor's compensation, the proposed terms of its engagement, and its independence.

        The power to review the appointment and replacement of the senior internal auditing executive, if any, and to make recommendations to the Board in this regard.

        The power to periodically meet with the independent auditor and the internal audit staff, if one exists, without the participation of management.

        The power to review the results of each external audit, including any qualification in the external auditor's opinion, any related management letter, management's responses to recommendations made by the external auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department that are material to the Company as a whole, and management's responses to those reports.

        The power to review the Company's annual financial statements and any significant disputes between management and the external auditor that arose in connection with the preparation of those financial statements.

        The power to consider, in consultation with the external auditor and the senior internal auditing executive, if any, the adequacy of the Company's internal financial controls and to require that these controls be designed or modified to provide reasonable assurance that the Company's publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles.

        The power to consider and recommend changes regarding the appropriate auditing and accounting principles and practices to be followed when preparing the Company's financial statements.

        The power to review the procedures employed by the Company in preparing published financial statements and related management commentaries and recommend changes thereto.

        The power to require periodic reports from management as to the Company's major financial risk exposures.

        The power to conduct preliminary review of annual and quarterly financial reports of the Company and review periodic filings of the Company with the SEC.

        The responsibility to submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

        The responsibility to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

        The responsibility to review with the Company's legal counsel, any and all legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators and to request regularly scheduled report(s) thereof. If significant regulatory or legal matters arise during the period between regularly scheduled reports, the matters may be brought to the Audit Committee's attention at the next regularly scheduled meeting.

        The responsibility to prepare an Audit Committee Report for the Proxy Statement. The Audit Committee Report shall state whether the Audit
        Committee:

               - reviewed and discussed the audited financial statements with management;
               - discussed with the auditors the codification on accounting standards contained in Staff Accounting Supplement 61;
               - received written disclosures from the independent accountants as required by the Independent Standards Board Standard No. 1 and discussed with the outside accountants their independence; and

               - recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the last fiscal year as filed with the SEC.

        The responsibility to review and assess this charter at least annually for adequacy and recommend to the Board any necessary changes. Should necessary charter changes come to the Audit Committee's attention prior to its scheduled annual review, such changes may be recommended to the Board prior to the annual review.

        The responsibility to meet at least four times a year or more frequently if circumstances dictate. The Committee may ask other members of management or outside consultants to attend meetings to provide pertinent information. The Audit Committee shall act by a majority of its members in attendance at a meeting, or to the extent permitted by law, by telephonic meeting, at which a quorum is present or by unanimous written consent of the Committee.

        Responsibility to at least annually, ensure receipt from outside auditors and to review a formal written statement delineating all relationships between the independent auditor and the Company and discuss with the independent auditor all significant relationships the independent auditor has with the Company to determine its independence and objectivity. Any necessary action resulting from that review shall be recommended to the Board by the Audit Committee.

                          PROXY/VOTING INSTRUCTION CARD

                               BROOKE CORPORATION
                            205 F. Street, 2nd Floor
                           Phillipsburg, Kansas 67661
                                 (913) 661-0123


                             ANNUAL MEETING DATE: APRIL 30, 2002
                 THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF
                                    DIRECTORS

The undersigned shareholder of Brooke Corporation (the "Company"), a Kansas corporation, hereby constitutes and appoints Anita Larson, Secretary, as proxy, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $1.00 par value common stock held of record by the undersigned on April ---, 2002, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at 10895 Grandview Drive, Suite 250, Overland Park, Kansas on Tuesday, April 30, 2002 at 11:00 a.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

Please mark boxes [X] in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1.    Election of Directors.

    [ ] FOR ALL NOMINEES LISTED BELOW               [ ]  WITHHOLD AUTHORITY
        (except as marked to the contrary below)         to vote all nominees
                                                         listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

Robert D. Orr, Michael Hess, Leland G. Orr, John Allen, Derrol Hubbard.

2. Proposal to ratify the selection of Summers, Spencer & Cavanaugh, CPAs, Chartered as the Company's independent auditors for the fiscal year ending December 31, 2002.

             [ ] FOR                     [ ] AGAINST               [ ] ABSTAIN

3. Proposal to approve the amendments to the Company's by-laws proposed by the Board of Directors.

             [ ] FOR                     [ ] AGAINST               [ ] ABSTAIN


4. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated April 30, 2002 and the Proxy Statement furnished therewith.

                                      Dated                                2002
                                           --------------------------------


                                      -----------------------------------------
                                      Printed Name

                                      -----------------------------------------

                                      Authorized Signature

                                      -----------------------------------------
                                      Title



                                      -----------------------------------------
                                      Printed Name

                                      -----------------------------------------
                                      Authorized Signature

                                      -----------------------------------------
                                      Title


Please sign exactly as name appears on the envelope in which this Proxy was mailed to you. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

NON-VOTING INSTRUCTIONS

        [ ] ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on April 30, 2002.